UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 9, 2016
Date of Report (Date of earliest event reported)
GAIN CAPITAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Bedminster One
135 Route 202/206
Bedminster, New Jersey 07921
(Address of Principal Executive Offices)
(908) 731-0700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As disclosed by the Company in its Current Report on Form 8-K, as filed with the Securities and Exchange Commission (the “SEC”) on May 2, 2016, the Audit Committee of the Board of Directors of the Company concluded that the Company's previously issued consolidated financial statements as of and for the year ended December 31, 2015 should no longer be relied upon because of certain errors in unaudited Note 23 to those consolidated financial statements relating to the quarterly financial data for the second, third and fourth quarters of 2015 and each quarter of 2014.  The errors relate to the manner in which the Company presented, in such quarterly financial data, the allocation of the effects of the Company's previously announced restatement of its consolidated financial statements as of and for the years ended December 31, 2014 and 2013 regarding certain non-operating matters, principally technical accounting requirements for intercompany transactions between U.S. and non-U.S. affiliates (the "Prior Restatement").  The errors in the quarterly financial data had no impact on, and no changes are required to, the restated full year financial results or any other information previously reported by the Company.

Accordingly, this Amendment No. 1 to Form 8-K (the "Form 8-K/A") amends our Current Report on Form 8-K, as originally filed with the SEC on March 15, 2016 (the “Original Filing”), which was filed to disclose the Prior Restatement. This Form 8- K/A amends the Original Filing to restate the previously disclosed quarterly financial data for the second and third quarters of 2015 and each quarter of 2014 that were provided in the Original Filing.

Except as provided above, this Form 8-K/A has not been updated to reflect events occurring after March 15, 2016, the date of the Original Filing. Therefore, this Form 8-K/A should be read in conjunction with filings we have made with the SEC subsequent to March 15, 2016.

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 9, 2016, the Audit Committee of the Board of Directors of GAIN Capital Holdings, Inc. (the "Company") concluded that the Company's previously issued consolidated financial statements as of and for the years ended December 31, 2014 and 2013 and for the first three quarters of 2015 should no longer be relied upon because the Company has determined that there were errors in the manner in which the Company accounted for income taxes during those periods under ASC 740 (ASC 740), Income Taxes. These errors related primarily to the manner in which certain intercompany payables and receivables among domestic and overseas subsidiaries of the Company were treated for tax purposes during the impacted periods. In response to these errors, the Company’s management has begun implementing formal preventive and detective controls requiring the enhanced review of the accounting for and tax treatment of intercompany payables and receivables, particularly those between domestic and overseas subsidiaries. The Company is also reviewing resource requirements and capabilities in its finance and tax teams to determine whether roles and responsibilities need to be realigned and/or new personnel added.

The Company intends to file its Annual Report on Form 10-K for the year ended December 31, 2015 (the “Annual Report”) as soon as practicable. The consolidated financial statements of the Company as of and for the years ended December 31, 2014 and 2013 included in that Annual Report will be restated to reflect the correction of these tax errors. In addition, certain other adjustments, previously determined to be immaterial, individually and in the aggregate, will also be corrected in the restated consolidated financial statements included in the Annual Report. All relevant footnotes to the consolidated financial statements in the Annual Report, including the quarterly financial data for the years ended December 31, 2015 and 2014 included therein, will also be restated to reflect the items discussed above. As noted, the adjustments to be reflected in the restated financial statements relate to non-operating matters, principally technical accounting requirements for intercompany transactions between U.S. and non-U.S. affiliates. The Company will also file amended Form 10-Qs for each of the first three fiscal quarters of 2015 reflecting these adjustments.

The following tables reflect the financial statement line items impacted for the years ended December 31, 2014 and 2013, together with the adjusted amounts, that will be included in the Annual Report. The column headed "Tax Adjustments" reflects the impact of the tax matters discussed above, while the "All Other Adjustments" column reflects the impact of the other previously identified immaterial adjustments in the Consolidated Balance Sheet and Statements of Income and Comprehensive Income. In the Consolidated Statement of Cash Flows, the column headed "Adjustments" reflects the impact of the tax matters discussed above as well as the impact of the other previously identified immaterial adjustments. In addition, the tables below also include the line items on the Consolidated Statements of Income for each quarter during 2015 and 2014 that are impacted by the restatement, together with the adjusted amounts. For the avoidance of doubt, the following tables include only those line items impacted by the restatement.

Adjustments to Annual Financial Statements

Consolidated Balance Sheet

	As of December 31, 2014
	As Reported	Tax Adjustment		Other Adjustments	As Restated
ASSETS:
Cash and cash equivalents	$139,403	$—		$(52)	$139,351
Goodwill	34,567	(988)		—	33,579
Other assets, net of allowance for doubtful accounts(1)	35,311	917		(2,463)	33,765
Total assets	$1,185,887	$(71)		$(2,515)	$1,183,301
LIABILITIES AND SHAREHOLDERS’ EQUITY:
Liabilities
Accrued expenses and other liabilities	64,476	12,170	—	(451)	76,195
Income tax payable	1,470	1,603	—	(2,063)	1,010
Total liabilities	$910,784	$13,773		$(2,514)	$922,043
Redeemable non-controlling interests	10,209	—		1,129	11,338
Shareholders’ equity
Accumulated other comprehensive loss	(2,054)	541		—	(1,513)
Additional paid-in capital	152,684	(4,306)		—	148,378
Retained earnings	130,984	(10,079)		(1,130)	119,775
Total shareholders’ equity	264,894	(13,844)		(1,130)	249,920
Total liabilities and shareholders’ equity	$1,185,887	$(71)		$(2,515)	$1,183,301

(1) The Company previously reported $174,000 as Short term investments, at fair value; this amount has been reclassified to Other assets, net of allowance for doubtful accounts

Consolidated Statements of Income and Comprehensive Income

	For the Fiscal Year Ended December 31, 2014
	As Reported	Tax Adjustment	Other Adjustments	Restated
REVENUE:
Retail revenue	$293,122	$—	$(344)	$292,778
Institutional revenue	34,518	—	—	34,518
Futures revenue	36,160	—	—	36,160
Total non-interest revenue	368,704	—	(344)	368,360
Net revenue	$369,533	$—	$(344)	$369,189
EXPENSES:
Employee compensation and benefits	$99,485	$—	$(252)	$99,233
Referral fees	91,092	—	(120)	90,972
Trading expenses	26,285	—	(117)	26,168
General and administrative	38,509	—	142	38,651
Depreciation and amortization	7,125	—	(515)	6,610
Restructuring expenses	1,214	—	1,120	2,334
Total operating expense	317,334	—	258	317,592
OPERATING PROFIT	52,199	—	(602)	51,597
INCOME BEFORE INCOME TAX EXPENSE	46,052	—	(602)	45,450
Income tax (benefit)/expense	12,993	6,200	(53)	19,140
NET INCOME	33,059	(6,200)	(549)	26,310
NET INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	31,626	(6,200)	(549)	24,877
Other comprehensive (loss)/income:
Foreign currency translation adjustment	(4,630)	541		(4,089)
NET COMPREHENSIVE INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$26,996	$(5,659)	$(549)	$20,788
Earnings per common share:
Basic	$0.76	$(0.16)	$(0.04)	$0.56
Diluted	$0.71	$(0.14)	$(0.04)	$0.53

(1) - During the fourth quarter of 2015, the Company has changed its revenue presentation to reflect its three operating segments, retail, institutional and futures.

	For the Fiscal Year Ended December 31, 2013
	As Reported	Tax Adjustment	Other Adjustments	As Restated
REVENUE:
Retail revenue	$215,667	$—	$67	$215,734
Institutional revenue	28,005	—	—	28,005
Futures revenue	22,188	—	—	22,188
Total non-interest revenue	266,959	—	67	267,026
Net revenue	$267,624	$—	$67	$267,691
EXPENSES:
Employee compensation and benefits	$74,185	$—	$422	$74,607
Referral fees	52,503	—	120	52,623
General and administrative	26,813	—	(255)	26,558
Depreciation and amortization	7,768	—	515	8,283
Restructuring expenses	1,570	—	(1,120)	450
Total operating expense	223,286	—	(318)	222,968
OPERATING PROFIT	44,338	—	385	44,723
INCOME BEFORE INCOME TAX EXPENSE	45,105	—	385	45,490
Income tax (benefit)/expense	13,794	3,589	—	17,383
NET INCOME	31,311	(3,589)	385	28,107
NET INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	31,311	(3,589)	385	28,107
NET COMPREHENSIVE INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$32,638	$(3,589)	$385	$29,434
Earnings per common share:
Basic	$0.85	$(0.10)	$0.01	$0.76
Diluted	$0.79	$(0.09)	$0.01	$0.71

(1) - During the fourth quarter of 2015, the Company has changed its revenue presentation to reflect its three operating segments, retail, institutional and futures.

Consolidated Statement of Changes in Shareholders' Equity

	Additional Paid in Capital		Retained Earnings		Accumulated Other Comprehensive Income/(Loss)		Total
	As Reported	As Restated	As Reported	As Restated	As Reported	As Restated	As Reported	As Restated
BALANCE—January 1, 2013	$85,089	$85,009	$84,772	$84,590	$1,249	$1,249	$162,830	$162,568
BALANCE—January 1, 2014	$138,691	$134,399	$108,603	$105,217	$2,576	$2,576	$234,401	$226,723
BALANCE—December 31, 2014	$152,684	$148,378	$130,984	$119,775	$(2,054)	$(1,513)	$264,894	$249,920

Consolidated Statement of Cash Flows

	For the Fiscal Year Ended December 31, 2014
	As Reported	Adjustments	As Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$33,059	$(6,749)	$26,310
Adjustments to reconcile net income to cash provided by / (used for) operating activities
Depreciation and amortization	16,367	(1,677)	14,690
Non-cash integration costs	—	1,162	1,162
Deferred tax (benefit)/expense	2,536	2,572	5,108
Changes in operating assets and liabilities:
Cash and securities held for customers	(9,679)	419	(9,260)
Receivables from brokers	94,657	276	94,933
Prepaid assets	2,729	1	2,730
Other assets	(11,536)	3,041	(8,495)
Payables to customers	9,679	(419)	9,260
Accrued compensation and benefits	3,671	826	4,497
Accrued expenses and other liabilities	(8,565)	6,143	(2,422)
Income tax payable	(2,832)	(6,980)	(9,812)
Cash provided by / (used for) operating activities	138,173	(1,385)	136,788
INCREASE/ (DECREASE) IN CASH AND CASH EQUIVALENTS	99,532	(52)	99,480
CASH AND CASH EQUIVALENTS—End of year	$139,403	$(52)	$139,351
SUPPLEMENTARY DISCLOSURES OF CASH FLOW INFORMATION:
Adjustment to redemption value of non-controlling interests	$(978)	$(1,129)	$(2,107)

	For the Fiscal Year Ended December 31, 2013
	As Reported	Adjustments	Restated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$31,311	$(3,204)	$28,107
Adjustments to reconcile net income to cash provided by / (used for) operating activities
Depreciation and amortization	11,837	(648)	11,189
Non-cash integration costs	—	1,163	1,163
Deferred tax (benefit)/expense	39	(5,470)	(5,431)
Stock compensation expense	2,896	79	2,975
Changes in operating assets and liabilities:
Cash and securities held for customers	(74,608)	(161)	(74,769)
Receivables from brokers	(78,336)	(220)	(78,556)
Prepaid assets	318	—	318
Other assets	(383)	(692)	(1,075)
Payables to customers	74,608	161	74,769
Accrued compensation and benefits	7,118	(743)	6,375
Accrued expenses and other liabilities	973	6,894	7,867
Income tax payable	2,131	2,283	4,414

Adjustments to Quarterly Consolidated Statements of Income

	For the Three Months Ended Sept 30, 2015
	As Reported	Tax Adjustment	Other Adjustments	Restated
REVENUE:
Retail revenue	$106,315	$—	$180	$106,495
Total non interest revenue	127,865	—	180	128,045
Net revenue	$127,931	$—	$180	$128,111
EXPENSES:
Employee Compensation and benefits	$29,088	$—	$(203)	$28,885
Trading expenses	8,779	—	180	8,959
Total operating expense	116,146	—	(23)	116,123
OPERATING PROFIT	11,785	—	203	11,988
INCOME BEFORE INCOME TAX EXPENSE	9,215	—	203	9,418
Income tax expense	328	7,534	—	7,862
NET INCOME	8,887	(7,534)	203	1,556
NET INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$8,304	$(7,534)	$203	$973
Earnings per common share:
Basic	$0.20			$0.05
Diluted	$0.20			$0.05
Weighted average common shares outstanding used in computing earnings per common share:
Basic	49,174,102			49,149,102
Diluted	49,891,101			49,918,707

	For the Three Months Ended June 30, 2015
	As Reported	Tax Adjustment	Other Adjustments	Restated
REVENUE:
Retail revenue	$86,529	$—	$(107)	$86,422
Total non interest revenue	111,559	—	(107)	111,452
Net revenue	$111,564	$—	$(107)	$111,457
EXPENSES:
Employee Compensation and benefits	$30,473	$—	$203	$30,676
Trading expenses	8,226	—	(107)	8,119
Total operating expense	121,548	—	96	121,644
OPERATING (LOSS)	(9,984)	—	(203)	(10,187)
LOSS BEFORE INCOME TAX BENEFIT	(12,538)	—	(203)	(12,741)
Income tax benefit	(4,124)	(1,915)	—	(6,039)
NET LOSS	(8,414)	1,915	(203)	(6,702)
NET LOSS APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$(8,830)	$1,915	$(203)	$(7,118)
Loss per common share:
Basic	$(0.23)			$(0.16)
Diluted	$(0.23)			$(0.16)
Weighted average common shares outstanding used in computing earnings per common share:
Basic	49,070,783			49,070,387
Diluted	49,070,783			49,070,387

	For the Three Months Ended March 31, 2015
	As Reported	Tax Adjustment	Other Adjustments	Restated
REVENUE:
Retail revenue	$72,908	$—	$34	$72,942
Total non interest revenue	92,933	—	34	92,967
Net revenue	$92,952	$—	$34	$92,986
EXPENSES:
Trading expenses	7,048	—	(73)	6,975
General and administrative	9,320	—	51	9,371
Total operating expense	79,952	—	(22)	79,930
OPERATING PROFIT	13,000	—	56	13,056
INCOME BEFORE INCOME TAX EXPENSE	11,498	—	56	11,554
Income tax expense	2,818	2,927	—	5,745
NET INCOME	8,680	(2,927)	56	5,809
NET INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$8,336	$(2,927)	$56	$5,465
Earnings per common share:
Basic	$0.19			$0.11
Diluted	$0.18			$0.11
Weighted average common shares outstanding used in computing earnings per common share:
Basic	43,206,628			43,206,628
Diluted	44,150,505			44,150,505

	For the Three Months Ended Dec 31, 2014
	As Reported	Tax Adjustment	Other Adjustments	Restated
REVENUE:
Retail revenue	$97,254	$—	$432	$97,686
Total non interest revenue	114,725	—	432	115,157
Interest expense	280	—	(92)	188
Total net interest revenue/(expense)	(2)	—	92	90
Net revenue	$114,723	$—	$524	$115,247
EXPENSES:
Trading expenses	6,196	—	(119)	6,077
General and administrative	10,396	—	(52)	10,344
Total operating expense	86,510	—	(171)	86,339
OPERATING PROFIT	28,213	—	695	28,908
INCOME BEFORE INCOME TAX EXPENSE	26,456	—	695	27,151
Income tax expense	8,398	728	(53)	9,073
NET INCOME	18,058	(728)	748	18,078
NET INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$17,612	$(728)	$748	$17,632
Earnings per common share:
Basic	$0.44			$0.42
Diluted	$0.42			$0.40
Weighted average common shares outstanding used in computing earnings per common share:
Basic	41,506,205			41,506,205
Diluted	43,684,324			43,684,324

	For the Three Months Ended Sept 30, 2014
	As Reported	Tax Adjustment	Other Adjustments	Restated
REVENUE:
Retail revenue	$80,668	$—	$(602)	$80,066
Total non interest revenue	103,388	—	(602)	102,786
Interest Expense	97	—	92	189
Total net interest revenue/(expense)	262	—	(92)	170
Net revenue	$103,650	$—	$(694)	$102,956
EXPENSES:
General and administrative	9,056	—	(111)	8,945
Total operating expense	80,684	—	(111)	80,573
OPERATING PROFIT	22,966	—	(583)	22,383
INCOME BEFORE INCOME TAX EXPENSE	21,470	—	(583)	20,887
Income tax expense	5,340	3,866	—	9,206
NET INCOME	16,130	(3,866)	(583)	11,681
NET INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$15,345	$(3,866)	$(583)	$10,896
Earnings per common share:
Basic	$0.35			$0.22
Diluted	$0.33			$0.21
Weighted average common shares outstanding used in computing earnings per common share:
Basic	41,038,782			41,038,782
Diluted	43,523,862			43,523,862

	For the Three Months Ended June 30, 2014
	As Reported	Tax Adjustment	Other Adjustments	Restated
REVENUE:
Retail revenue	$51,252	$—	$501	$51,753
Total non interest revenue	69,504	—	501	70,005
Net revenue	$69,763	$—	$501	$70,264
EXPENSES:		—	—
General and administrative	9,850	—	74	9,924
Purchased intangible amortization	1,574	—	(165)	1,409
Total operating expense	75,314	—	(91)	75,223
OPERATING LOSS	(5,551)	—	592	(4,959)
LOSS BEFORE INCOME TAX (BENEFIT)/EXPENSE	(7,013)	—	592	(6,421)
Income tax (benefit) /expense	(2,021)	95	—	(1,926)
NET LOSS	(4,992)	(95)	592	(4,495)
NET LOSS APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$(5,156)	$(95)	$592	$(4,659)
Loss per common share:
Basic	$(0.13)			$(0.12)
Diluted	$(0.13)			$(0.12)
Weighted average common shares outstanding used in computing earnings per common share:
Basic	40,135,820			40,135,820
Diluted	40,135,820			40,135,820

	For the Three Months Ended March 31, 2014
	As Reported	Tax Adjustment	Other Adjustments	Restated
REVENUE:
Retail revenue	$63,948	$—	$(675)	$63,273
Total non interest revenue	81,087	—	(675)	80,412
Net revenue	$81,397	$—	$(675)	$80,722
EXPENSES:
Employee Compensation and benefits	$21,842	$—	$(252)	$21,590
Referral Fees	20,688	—	(120)	20,568
General and administrative	9,207	—	234	9,441
Depreciation and Amortization	2,210	—	(515)	1,695
Purchased intangible amortization	1,039	—	165	1,204
Restructuring	359	—	1,119	1,478
Total operating expense	74,799	—	631	75,430
OPERATING PROFIT	6,598	—	(1,306)	5,292
Interest Expense on Notes Payable	1,459	—	—	1,459
INCOME BEFORE INCOME TAX EXPENSE	5,139	—	(1,306)	3,833
Income tax (benefit) /expense	1,276	1,511	—	2,787
NET INCOME	3,863	(1,511)	(1,306)	1,046
NET INCOME APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$3,825	$(1,511)	$(1,306)	$1,008
Earnings per common share:
Basic	$0.10			$0.02
Diluted	$0.09			$0.02
Weighted average common shares outstanding used in computing earnings per common share:
Basic	39,543,586			39,543,586
Diluted	42,627,628			42,627,628

The Audit Committee has discussed the matters disclosed in this Form 8-K with Deloitte & Touche LLP, the Company's independent registered public accounting firm, and Deloitte & Touche LLP concurred with the Company's conclusion to restate prior periods.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 2, 2016

GAIN CAPITAL HOLDINGS, INC.

By:	/s/ Nigel Rose
Nigel Rose
Chief Financial Officer